UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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BATTERY FUTURE ACQUISITION CORP.

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LETTER TO SHAREHOLDERS OF BATTERY FUTURE ACQUISITION CORP.

777 BRICKELL AVE. #500-97545

MIAMI, FLORIDA 33131

TO BE HELD ON JUNE 12, 2023

Dear Battery Future Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Battery Future Acquisition Corp., a Cayman Islands exempted company ( the “Company,” “BFAC,” “we,” “us” or “our”), which will be held on June 12, 2023, at 11:00 a.m., New York Time (the “Special Meeting”). Due to the public health impact of the COVID-19 outbreak and to support the health and well-being of BFAC shareholders and other meeting participants, the Special Meeting will be held at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and via virtual meeting format setting. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/batteryfutureacquisition/2023.

The attached Notice of the Special Meeting and proxy statement describe the business BFAC will conduct at the Special Meeting and provide information about BFAC that you should consider when you vote your shares. As set forth in the attached proxy statement, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

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Proposal No. 1 - Extension Amendment Proposal - To amend BFAC’s Amended and Restated Memorandum and Articles of Association (the “Articles of Association”) to give the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to twelve (12) times for an additional one (1) month each time, from June 17, 2023 to June 17, 2024, by depositing into the trust account (the “Trust Account”) the lesser of (i) $0.03 for each Class A ordinary share not redeemed in connection with the Special Meeting, multiplied by the number of Public Shares (as defined below) then outstanding, and (ii) $250,000 (or pro rata portion thereof if less than a full month) (the “Extension Payment”), until the earlier of (a) the completion of a business combination and (b) the announcement of BFAC’s intention to wind up its operations and liquidate (as extended, the “Extended Date”) (the “Extension Amendment Proposal”);

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Proposal No. 2 - Trust Agreement Amendment Proposal - To amend BFAC’s investment management trust agreement, dated as of December 14, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to (i) allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time, from June 17, 2023, to the Extended Date by depositing into the Trust Account the Extension Payment until the Extended Date and (ii) provide that the Company shall hold the trust assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Extension Amendment and the Trust Agreement Amendment (the “Trust Agreement Amendment Proposal”); and

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Proposal No. 3 - Adjournment Proposal - To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or where the board of directors of BFAC has determined it is otherwise necessary or desirable (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow BFAC additional time beyond the Existing Extension Periods (as defined below) if necessary, to consummate an initial business combination and to allow for an Extension Payment that is substantially less than the $3,450,000 required under the Articles of Association for each Existing Extension Period (as defined below). On February 23, 2023, we signed a non-binding letter of intent for a business combination with a company in the battery technology sector (“Target”). However, no assurances can be made that BFAC and Target will successfully negotiate and enter into a definitive agreement regarding a business combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions.

The Articles of Association and Trust Agreement currently provide that the Company has the right to extend the Combination Period up to two (2) times for an additional three (3) months each time (each an “Existing Extension Period”) from June 17, 2023 (i.e., 18 months from the consummation of the initial public offering (the “IPO”)) up to December 17, 2023 (i.e., up to 24 months from the consummation of the IPO), subject to Battery Future Sponsor LLC (the “Sponsor”), Pala Investments Limited (“Pala”) and Roth Capital Partners, LLC (“Roth”) and/or their affiliates or designees depositing into the Trust Account additional funds of an aggregate of $3,450,000 ($0.10 for each Class A ordinary share outstanding) for each three-month extension, or up to an aggregate of $6,900,000 ($0.20 for each Class A ordinary share outstanding) for a full six-month extension.

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company will instead have the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time until the earlier of (a) the completion of a business combination and (b) the announcement of BFAC’s intention to wind up its operations and liquidate, provided that the Extension Payment is deposited into the Trust Account on or prior to the date of each applicable deadline. The maximum aggregate amount of all Extension Payments will not exceed $3,000,000.

Additionally, if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company will move the assets held in the Trust Account such that all of the Trust Account’s assets will be held solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Extension Amendment and the Trust Agreement Amendment.

Currently, the Company has until June 17, 2023 (i.e. 18 months from the consummation of the IPO) (the “Termination Date”) or up to December 17, 2023 (i.e. 24 months from the consummation of the IPO) to consummate an initial business combination subject to the Sponsor, Pala, Roth and/or their affiliates or designees depositing into the Trust Account additional funds of an aggregate of $3,450,000 ($0.10 for each Class A ordinary share outstanding) for each three-month extension, or up to an aggregate of $6,900,000 ($0.20 for each Class A ordinary share outstanding) for a full six-month extension (each an “Existing Extension Period”). BFAC’s board of directors (the “Board”) has determined that it is in the best interests of BFAC to seek an extension of the Termination Date and have BFAC shareholders approve the Extension Amendment Proposal to allow for additional time beyond the Existing Extension Periods if necessary, to consummate an initial business combination and to allow for an Extension Payment that is substantially less than the $3,450,000 required under the Articles of Association for each Existing Extension Period. BFAC intends to call an additional extraordinary general meeting of its shareholders to approve an initial business combination at a future date (referred to herein as the “Business Combination Special Meeting”). While BFAC is using its best efforts to complete an initial business combination on or before the Termination Date, the Board believes that it is in the best interests of BFAC shareholders that an extension of the Combination Period (the “Proposed Extension”) be obtained so that BFAC can make Extension Payments substantially less than the $3,450,000 required under the Articles of Association for each three-month extension and have an additional amount of time to consummate an initial business combination beyond the Existing Extension Periods if necessary. Without the Proposed Extension, BFAC believes that there is a significant risk that BFAC will not, despite its best efforts, be able to complete an initial business combination on or before the Termination Date or the Existing Extension Periods. If that were to occur, BFAC would be forced to liquidate even if BFAC shareholders are otherwise in favor of consummating an initial business combination.

As contemplated by the Articles of Association, the holders of BFAC Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, less franchise and income taxes payable, calculated as of two business days prior to the consummation of an initial business combination (the “Redemption”). You may elect to redeem your Ordinary

Shares in connection with the Special Meeting. However, BFAC will not proceed with the Proposed Extension or the Redemption if BFAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Proposed Extension, after taking into account the Redemption.

On the Record Date (defined below), the redemption price per Public Share was approximately $10.51 (which is expected to be the same approximate amount two (2) business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $362 million as of the Record Date (including interest not previously released to BFAC to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the New York Stock Exchange (the “NYSE”) on the Record Date was $10.49. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.02 more per share than if the Public Shares were sold in the open market. BFAC cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. BFAC believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if BFAC does not complete an initial business combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Sponsor, Pala and Roth do not elect to extend the Termination Date by further funding the Trust Account, or if BFAC is otherwise unable to consummate its initial business combination by the Termination Date, BFAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay BFAC’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of BFAC’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to BFAC’s obligations under the Companies Act (Revised) of the Cayman Islands (the “Companies Act”), as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares and the Class B Ordinary Shares, par value $0.0001 per share, held by the Sponsor, Pala and Roth (the “Founder Shares”), present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares and the Founder Shares, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares and the Founder Shares, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Special Meeting or where the board of directors of BFAC has determined it is otherwise necessary or desirable.

The Board has fixed the close of business on May 8, 2023 (the “Record Date”) as the date for determining BFAC shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof.

Only holders of record of Ordinary Shares and the Founder Shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. However, the holders of Ordinary Shares may elect to redeem all or a portion of their shares in connection with the Special Meeting.

BFAC believes that given BFAC’s expenditure of time, effort and money on consummating an initial business combination, circumstances warrant ensuring that BFAC is in the best position possible to consummate an initial business combination and that it is in the best interests of BFAC shareholders that BFAC obtain the Proposed Extension as needed.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of BFAC and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

BFAC’s directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and private placement warrants (as defined below) that may become exercisable in the future. See the section entitled “Special Meeting of BFAC Shareholders - Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, BFAC urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Battery Future Acquisition Corp.

Greg Martyr

Chief Executive Officer

May 22, 2023

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. The approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares and the Founder Shares, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter as of the Record Date. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares and the Founder Shares, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares and the Founder Shares, present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, Trust Agreement Amendment Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF BATTERY FUTURE ACQUISITION CORP.

TO BE HELD ON JUNE 12, 2023

To the Shareholders of Battery Future Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Special Meeting”) of the shareholders of Battery Future Acquisition Corp., a Cayman Islands exempted company (the “Company,” “BFAC,” “we,” “us” or “our”), will be held on June 12, 2023, at 11:00 a.m., New York time. Due to the public health impact of the COVID-19 outbreak and to support the health and well-being of BFAC shareholders and other meeting participants, the Special Meeting will be held at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and in a virtual meeting format. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/batteryfutureacquisition/2023. You are cordially invited to attend the Special Meeting for the purpose of considering and voting on the following proposals (unless BFAC determines that it is not necessary to hold the Special Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated May 22, 2023 and is first being mailed to shareholders on or about that date:

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Proposal No. 1 - Extension Amendment Proposal - To amend BFAC’s Amended and Restated Memorandum and Articles of Association (the “Articles of Association”) to give the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to twelve (12) times for an additional one (1) month each time, from June 17, 2023, by depositing into the trust account (the “Trust Account”) the lesser of (i) $0.03 for each Class A ordinary share not redeemed in connection with the Special Meeting, multiplied by the number of Public Shares (as defined below) then outstanding, and (ii) $250,000 (or pro rata portion thereof if less than a full month) (the “Extension Payment”), until the earlier of (a) the completion of a business combination and (b) the announcement of BFAC’s intention to wind up its operations and liquidate (as extended, the “Extended Date”) (the “Extension Amendment Proposal”). For the purposes of the Articles of Association, the full text of the special resolution is set out in this notice as follows: “RESOLVED, as a special resolution, that the Articles of Association of BFAC currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the Second Amended and Restated Articles of Association of BFAC (a copy of which is attached to this proxy statement as Annex A).”;

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Proposal No. 2 - Trust Agreement Amendment Proposal - To amend BFAC’s investment management trust agreement, dated as of December 14, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to(i) allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time, from June 17, 2023, to the Extended Date by depositing into the Trust Account the Extension Payment until the Extended Date and (ii) provide that the Company shall hold the trust assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Extension Amendment and the Trust Agreement Amendment (the “Trust Agreement Amendment Proposal”); and

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Proposal No. 3 - Adjournment Proposal - To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or where the board of directors of BFAC has determined it is otherwise necessary or desirable (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow BFAC additional time beyond the Existing Extension Periods (as defined below) if necessary, to consummate an initial business combination and to allow for an Extension Payment that is substantially less than the $3,450,000 required under the Articles of Association for each Existing Extension Period (as defined below). On February 23, 2023, BFAC signed a non-binding letter of intent for a business combination with a company in the battery technology sector (“Target”). However, no assurances can be made that BFAC and Target will successfully negotiate and enter into a definitive agreement regarding a business combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions.

The Articles of Association and Trust Agreement currently provide that the Company has the right to extend the Combination Period up to two (2) times for an additional three (3) months each time (each an “Existing Extension Period”) from June 17, 2023 (i.e., 18 months from the consummation of the IPO) up to December 17, 2023 (i.e., up to 24 months from the consummation of the IPO), subject to Battery Future Sponsor LLC (the “Sponsor”), Pala Investments Limited (“Pala”) and Roth Capital Partners, LLC (“Roth”) and/or their affiliates or designees depositing into the Trust Account additional funds of an aggregate of $3,450,000 ($0.10 for each Class A ordinary share outstanding) for each three-month extension, or up to an aggregate of $6,900,000 ($0.20 for each Class A ordinary share outstanding) for a full six-month extension.

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company will instead have the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time until the earlier of (a) the completion of a business combination and (b) the announcement of BFAC’s intention to wind up its operations and liquidate, provided that the Extension Payment is deposited into the Trust Account on or prior to the date of each applicable deadline. The maximum aggregate amount of all Extension Payments will not exceed $3,000,000.

Additionally, if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company will move the assets held in the Trust Account such that all of the Trust Account’s assets will be held solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Extension Amendment and the Trust Agreement Amendment.

Currently, the Company has until June 17, 2023 (i.e. 18 months from the consummation of the IPO) (the “Termination Date”) or up to December 17, 2023 (i.e. 24 months from the consummation of the IPO) to consummate an initial business combination subject to the Sponsor, Pala, Roth and/or their affiliates or designees depositing into the Trust Account additional funds of an aggregate of $3,450,000 ($0.10 for each Class A ordinary share outstanding) for each three-month extension, or up to an aggregate of $6,900,000 ($0.20 for each Class A ordinary share outstanding) for a full six-month extension. BFAC’s board of directors (the “Board”) has determined that it is in the best interests of BFAC to seek an extension of the Termination Date and have BFAC shareholders approve the Extension Amendment Proposal to allow for additional time beyond the Existing Extension Periods if necessary, to consummate an initial business combination and to allow for an Extension Payment that is substantially less than the $3,450,000 required under the Articles of Association for each three-month extension. BFAC intends to call an additional extraordinary general meeting of its shareholders to approve an initial business combination at a future date (referred to herein as the “Business Combination Special Meeting”). While BFAC is using its best efforts to complete an initial business combination on or before the Termination Date, the Board believes that it is in the best interests of BFAC shareholders that an extension of the Combination Period (the “Proposed Extension”) be obtained so that BFAC can make Extension Payments substantially less than the $3,450,000 required under the Articles of Association for each three-month extension and have an additional amount of time to consummate an initial business combination beyond the Existing Extension Periods if necessary. Without the Proposed Extension, BFAC believes that there is significant risk that BFAC will not, despite its best efforts, be able to complete an initial business combination on or before the Termination Date or the Existing Extension Periods. If that were to occur, BFAC would be forced to liquidate even if BFAC shareholders are otherwise in favor of consummating an initial business combination.

As contemplated by the Articles of Association, the holders of BFAC’s Class A ordinary shares, par value $0.0001 per share, (the “Ordinary Shares”), issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, less franchise and income taxes payable, calculated as of two (2) business days prior to the consummation of the Special Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Special Meeting. However, BFAC will not proceed with the Proposed Extension or the

Redemption if BFAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Proposed Extension, after taking into account the Redemption.

On the Record Date (defined below), the redemption price per Public Share was approximately $10.51 (which is expected to be the same approximate amount two (2) business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $362 million as of the Record Date (including interest not previously released to BFAC to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares on the NYSE on the Record Date was $10.49. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.02 more per share than if the Public Shares were sold in the open market. BFAC cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. BFAC believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if BFAC does not complete an initial business combination on or before the Termination Date (assuming no Existing Extension Periods).

Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Proposed Extension. In addition, BFAC will not proceed with the Proposed Extension or the Redemption if BFAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Proposed Extension, after taking into account the Redemption.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Sponsor, Pala and Roth do not elect to extend the Termination Date by further funding the Trust Account, or if BFAC is otherwise unable to consummate its initial business combination by the Termination Date, BFAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay BFAC’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of BFAC’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to BFAC’s obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to BFAC’s transfer agent at least two (2) business days prior to the Special Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights. Redemption instructions must include the legal name, phone number, and address of the beneficial owner of the shares for which redemption is requested.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares and the Class B Ordinary Shares, par value $0.0001 per share, held by the Sponsor, Pala and Roth (the “Founder Shares”), present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares and Founder Shares, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. Pursuant to the Trust Agreement, we are in discussions to obtain written consent from the Underwriters.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares and the Founder Shares, present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Special Meeting or where the board of directors of BFAC has determined it is otherwise necessary or desirable.

Record holders of Ordinary Shares and Founder Shares at the close of business on May 8, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 34,500,000 issued and outstanding Ordinary Shares and 8,625,000 Founder Shares issued and outstanding. BFAC’s warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, BFAC urges you to read this material carefully and vote your shares.

This proxy statement is dated May 22, 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Battery Future Acquisition Corp.

Greg Martyr

Chief Executive Officer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Battery Future Acquisition Corp. (“BFAC”). Forward-looking statements reflect BFAC’s current views with respect to, among other things, its capital resources and results of operations. Likewise, BFAC’s financial statements and all of BFAC’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect BFAC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. BFAC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	BFAC’s ability to complete an initial business combination, including approval by the shareholders of BFAC;

•	the anticipated benefits of an initial business combination;

•	the volatility of the market price and liquidity of the Ordinary Shares, Founder Shares and other securities of BFAC;

•	the use of funds not held in the Trust Account or available to BFAC from interest income on the Trust Account balance;

•	the competitive environment in which BFAC’s successor will operate following an initial business combination; and

•	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect BFAC’s good faith beliefs, they are not guarantees of future performance. BFAC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause BFAC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in BFAC’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 30, 2023 and amended by other reports BFAC filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to BFAC (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 30, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occurs, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment Proposal will enable us to complete a business combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved, we can provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, we expect to seek shareholder approval of a business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension Amendment or a business combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our Class A ordinary shares may adversely affect the liquidity of our securities.

A holder of Class A ordinary shares may request that the Company redeem all or a portion of such shareholder’s Class A ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Class A ordinary shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete a business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of a business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete a business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a business combination. The SEC has, in the past year, proposed certain rules and may, in the future, adopt other rules, which may have a material effect on our activities and on our ability to consummate a business combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a business combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our business combination and may constrain the circumstances under which we could complete a business combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate BFAC at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a business combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing a business combination, and may constrain the circumstances under which we could complete a business combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate BFAC at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may be subject to an excise tax under the newly enacted Inflation Reduction Act of 2022 in connection with redemptions of our Class A ordinary shares after December 31, 2022.

The Inflation Reduction Act of 2022, enacted in August 2022, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders. Because we are a “blank check” Cayman Islands business company with no subsidiaries or previous merger or acquisition activity, we are not currently a “covered corporation” for this purpose. A repurchase that occurs in connection with a business combination with a U.S. target company might be subject to the Excise Tax, depending on the structure of the business combination and other transactions that might be engaged in during the relevant year. The amount of the Excise Tax is generally equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, there are certain other exceptions to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to issue regulations or other guidance to carry out, and to prevent the avoidance of, the Excise Tax. The Treasury and the Internal Revenue Service (the “IRS”) recently have issued preliminary guidance regarding the application of this excise tax, but there can be no assurance that this guidance will be finally adopted in its current form. Notwithstanding the foregoing, we will not use any of the funds held in the Trust Account to pay for any such excise tax liabilities owed by us prior to or in connection with the Proposed Extension, a business combination or our liquidation, and, as such, the per share price payable to shareholders exercising their redemption rights will not be reduced by payments required to be made by us under the Inflation Reduction Act of 2022.

If we were considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).

The Sponsor is controlled by or has substantial ties with non-U.S. persons domiciled outside the U.S. Acquisitions and investments by non-U.S. persons in certain U.S. businesses may be subject to rules or regulations that limit foreign ownership. CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the U.S. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings.

If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may not be able to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our public shareholders may only receive their pro rata share of amounts held in the Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including, without limitation, restrictions on the nature of our investments, restrictions on the issuance of securities, and restrictions on the enforceability of agreements entered into by us, each of which may make it difficult for us to complete an initial business combination. In addition, we may have imposed upon us burdensome requirements, including, without limitation, registration as an investment company with the SEC (which may be impractical and would require significant changes in, among other things, our capital structure); adoption of a specific form of corporate structure; and reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

The 2022 Proposed Rules under the Investment Company Act would provide a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. Although the 2022 Proposed Rules, including the proposed safe harbor rule, have not yet been adopted, there is uncertainty in the SEC’s view of the applicability of the Investment Company Act to a SPAC that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule or otherwise falls outside of the other provisions of the safe harbor.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, from and after the effectiveness of the Extension Amendment and the Trust Agreement Amendment, instruct the Trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing bank deposit account until the earlier of the consummation of a business combination or our liquidation.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q.	Why am I receiving this proxy statement?

A.

BFAC is a blank check company formed organized under the laws of the Cayman Islands on July 29, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, without limitation as to business, industry or sector. BFAC’s registration statement on Form S-1 (File No. 333-261373) for BFAC’s IPO was declared effective by the SEC on December 14, 2021. On December 17, 2021, BFAC consummated its IPO of 34,500,000 units (the “BFAC Units”). Each BFAC Unit consists of one Ordinary Share, $0.0001 par value per share, and one-half of one warrant, with each whole warrant entitling the holder to purchase one Ordinary Share at $11.50 per share (“public warrant”). The BFAC Units were sold at an offering price of $10.00 per BFAC Unit, generating gross proceeds of $345,000,000. Simultaneously with the consummation of the IPO and the sale of the BFAC Units, BFAC consummated the private placement of an aggregate of 16,300,000 warrants (the “private placement warrants”) issued to the Sponsor, Pala, Roth and Cantor Fitzgerald & Co. (“Cantor”) at a price of $1.00 per warrant, generating total proceeds of $16,300,000. Each private placement warrant is exercisable for one Ordinary Share.

A total of $351,900,000 of the net proceeds from BFAC’s IPO and the private placement with the Sponsor, Pala, Roth, Cantor, BFAC’s officers and directors and the holders of the Founder Shares prior to the IPO (the “initial shareholders”) were deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Articles of Association provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date or December 17, 2023 (i.e. 24 months from the consummation of the IPO) subject to the Sponsor, Pala and Roth and/or their affiliates or designees depositing into the Trust Account additional funds of an aggregate of $3,450,000 ($0.10 for each Class A ordinary share outstanding) for each three-month extension, or up to an aggregate of $6,900,000 ($0.20 for each Class A ordinary share outstanding) for a full six-month extension.

On February 23, 2023, BFAC signed a non-binding letter of intent for a business combination with a company in the battery technology sector (“Target”). However, no assurances can be made that BFAC and Target will successfully negotiate and enter into a definitive agreement regarding a business combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions. BFAC believes that it is in the best interests of BFAC shareholders to continue BFAC’s existence until the Extended Date if necessary, in order to allow BFAC additional time to complete an initial business combination and is therefore holding this Special Meeting. BFAC intends to hold the Business Combination Special Meeting to approve an initial business combination at a future date.

Q.	When and where is the Special Meeting?

A.

The Special Meeting will be held on June 12, 2023, at 11:00 a.m., New York Time at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and via live webcast at https://www.cstproxy.com/batteryfutureacquisition/2023. You may also attend the special meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 3578359#.

Q.	What do I need in order to be able to participate in the Special Meeting online?

A.

You can attend the Special Meeting via the Internet by visiting https://www.cstproxy.com/batteryfutureacquisition/2023. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Special Meeting. If you do not have a voter control number, you will be able to listen to the Special Meeting only and you will not be able to vote or submit questions during the Special Meeting.

If you do not have internet capabilities, you can listen only to the special meeting by dialing 1-800-450-7155, within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 3578359#.

Q.	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A.	BFAC shareholders are being asked to consider and vote on the following proposals:

•

Proposal No. 1—Extension Amendment Proposal—To amend the Articles of Association to give the Company the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time, from June 17, 2023, by depositing into the Trust Account the Extension Payment until the Extended Date (the “Extension Amendment Proposal”);

•

Proposal No. 2—Trust Agreement Amendment Proposal—To amend the Trust Agreement to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time, from June 17, 2023, to the Extended Date by depositing into the Trust Account the Extension Payment until the Extended Date and (ii) provide that the Company shall hold the trust assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Extension Amendment and the Trust Agreement Amendment (the “Trust Agreement Amendment Proposal”); and

•

Proposal No. 3—Adjournment Proposal—To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or where the board of directors of BFAC has determined it is otherwise necessary or desirable (the “Adjournment Proposal”).

Q.	Are the proposals conditioned on one another?

A.

Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Proposed Extension. In addition, BFAC will not proceed with the Proposed Extension or the Redemption if BFAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Proposed Extension, after taking into account the Redemption.

If the Proposed Extension is implemented and one or more BFAC shareholders elect to redeem their Public Shares pursuant to the Redemption, BFAC will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for BFAC’s use in connection with consummating an initial business combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, and the Sponsor, Pala and Roth do not elect to extend the Termination Date by further funding the Trust Account, or if BFAC is otherwise unable to consummate its initial business combination by the Termination Date, BFAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay BFAC’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of BFAC’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to BFAC’s obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

The Sponsor, Pala, Roth and BFAC’s officers and directors waived their rights to participate in any liquidating distribution with respect to the 8,625,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to BFAC’s warrants, which will expire worthless in the event BFAC dissolves and liquidates the Trust Account.

The Adjournment Proposal is conditioned on BFAC not obtaining the necessary votes for approving the Extension Amendment Proposal and the Trust Agreement Amendment Proposal prior to the Special Meeting in order to seek additional time to obtain sufficient votes in support of the Proposed Extension.

Q.	Why is BFAC proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.

The Articles of Association provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date or December 17, 2023 (i.e. 24 months from the consummation of the IPO) subject to the Sponsor, Pala and Roth and/or their affiliates or designees depositing into the Trust Account additional funds of an aggregate of $3,450,000 ($0.10 for each Class A ordinary share outstanding) for each three-month extension, or up to an aggregate of $6,900,000 ($0.20 for each Class A ordinary share outstanding) for a full six-month extension. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow BFAC additional time beyond the Existing Extension Periods (as defined below) if necessary, to consummate an initial business combination and to allow for an Extension Payment that is substantially less than the $3,450,000 required under the Articles of Association for each Existing Extension Period.

While BFAC is using its best efforts to complete an initial business combination on or before the Termination Date, the Board believes that it is in the best interests of BFAC shareholders that the Proposed Extension be obtained so that, in the event an initial business combination is for any reason not able to be consummated on or before the Termination Date or the Existing Extension Periods, BFAC can make Extension Payments substantially less than the $3,450,000 required under the Articles of Association for each three-month extension and have an additional amount of time to consummate an initial business combination beyond the Existing Extension Periods if necessary. Without the Proposed Extension, BFAC believes that there is significant risk that BFAC will not, despite its best efforts, be able to complete an initial business combination on or before the Termination Date or the Existing Extension Periods. If that were to occur, BFAC would be forced to liquidate even if BFAC shareholders are otherwise in favor of consummating an initial business combination.

BFAC believes that given BFAC’s expenditure of time, effort and money on an initial business combination, circumstances warrant ensuring that BFAC is in the best position possible to consummate an initial business combination and that it is in the best interests of BFAC shareholders that BFAC obtain the Proposed Extension if needed. BFAC believes an initial business combination will provide significant benefits to its shareholders.

You are not being asked to vote on an initial business combination at the Special Meeting. The vote by BFAC shareholders on an initial business combination will occur at an extraordinary general meeting of BFAC shareholders, to be held on at a later date, and the solicitation of proxies from BFAC shareholders in connection with such separate Business Combination Special Meeting, and the related right of BFAC shareholders to redeem in connection with an initial business combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Special Meeting.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by BFAC shareholders, BFAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Proposed Extension. If the Adjournment Proposal is not approved by BFAC shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Q.	What vote is required to approve the proposals presented at the Special Meeting?

A.

The approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares and the Founder Shares present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. A BFAC shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Special Meeting will not be counted towards the number of Ordinary Shares and Founder Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Special Meeting of the holders of outstanding Ordinary Shares and Founder Shares representing a majority of the voting power of all issued and outstanding Ordinary Shares and Founder Shares entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of sixty-five percent (65%) of the votes cast by the holders of the Ordinary Shares and the Founder Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of at least a majority of the votes cast by the holders of the Ordinary Shares and the Founder Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a BFAC shareholder’s failure to vote by proxy or to vote oneself at the Special Meeting will not be counted towards the number of Ordinary Shares and Founder Shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, oneself or by proxy, at the Special Meeting of the holders of outstanding Ordinary Shares and Founder Shares representing a majority of the voting power of all issued and outstanding Ordinary Shares and Founder Shares entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.

BFAC believes its shareholders will benefit from BFAC consummating an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which BFAC has to complete an initial business combination until the Extended Date. The Proposed Extension would give BFAC additional time to complete an initial business combination.

The Board believes that it is in the best interests of BFAC shareholders that the Proposed Extension be obtained so that, in the event an initial business combination is for any reason not able to be consummated on or before the Termination Date or the Existing Extension Periods, BFAC can make Extension Payments substantially less than the $3,450,000 required under the Articles of Association for each three-month extension and have an additional amount of time to consummate an initial business combination beyond the Existing Extension Periods if necessary.

Without the Proposed Extension, BFAC believes that there is significant risk that BFAC will not, despite its best efforts, be able to complete an initial business combination on or before the Termination Date or the Existing Extension Periods. If that were to occur, BFAC would be forced to liquidate even if BFAC shareholders are otherwise in favor of consummating an initial business combination.

BFAC believes that given BFAC’s expenditure of time, effort and money on an initial business combination, circumstances warrant ensuring that BFAC is in the best position possible to consummate an initial business combination and that it is in the best interests of BFAC shareholders that BFAC obtain the Proposed Extension if needed. BFAC believes an initial business combination will provide significant benefits to its shareholders.

Q.	Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.

BFAC believes shareholders will benefit from BFAC consummating an initial business combination and is proposing the Trust Agreement Amendment Proposal to extend the date by which BFAC has to complete an initial business combination until the Extended Date and ensure that the Company would not be considered an investment company under the Investment Company Act of 1940 (the “Investment Company Act”). The Proposed Extension would give BFAC additional time to complete an initial business combination.

The Board believes that it is in the best interests of BFAC shareholders that the Proposed Extension be obtained so that, in the event an initial business combination is for any reason not able to be consummated on or before the Termination Date or the Existing Extension Periods, BFAC can make Extension Payments substantially less than the $3,450,000 required under the Articles of Association for each three-month extension and have an additional amount of time to consummate an initial business combination beyond the Existing Extension Periods if necessary.

Without the Proposed Extension, BFAC believes that there is significant risk that BFAC will not, despite its best efforts, be able to complete an initial business combination on or before the Termination Date or the Existing Extension Periods. If that were to occur, BFAC would be forced to liquidate even if BFAC shareholders are otherwise in favor of consummating an initial business combination.

BFAC believes that given BFAC’s expenditure of time, effort and money on an initial business combination, circumstances warrant ensuring that BFAC is in the best position possible to consummate an initial business combination and that it is in the best interests of BFAC shareholders that BFAC obtain the Proposed Extension as needed. BFAC believes an initial business combination will provide significant benefits to its shareholders.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.

If the Adjournment Proposal is not approved by BFAC shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.

The initial shareholders have advised BFAC that they intend to vote any Ordinary Shares and Founder Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal. The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. On the Record Date, the Sponsor, BFAC’s directors, officers and the initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,625,000 Founder Shares held by the Sponsor, Pala and Roth, representing approximately twenty percent (20%) of BFAC’s issued and outstanding shares.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A.

If there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, BFAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Proposed Extension.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved at the Special Meeting or at any adjournment thereof and the Sponsor, Pala and Roth do not elect to extend the Termination Date by further funding the Trust Account, or if BFAC is otherwise unable to consummate its initial business combination by the Termination Date, BFAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay BFAC’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of BFAC’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to BFAC’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor, Pala, Roth, and BFAC’s officers and directors waived their rights to participate in any liquidation distribution with respect to the 8,625,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to BFAC’s warrants, which will expire worthless in the event BFAC dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, what happens next?

A.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, BFAC will continue to attempt to consummate an initial business combination until the Extended Date. BFAC will file the amended and restated Articles of Association with the Cayman Islands Registrar of Companies in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of an initial business combination at an extraordinary general meeting and consummate the closing of an initial business combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Proposed Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of BFAC held by BFAC, BFAC’s officers and directors, Pala, Roth, and the Sponsor and its affiliates. In addition, the Articles of Association provides that BFAC cannot redeem or repurchase Public Shares to the extent such redemption would result in BFAC’s failure to have at least $5,000,001 of net tangible assets upon its consummation of the Proposed Extension in accordance with the Articles of Association. As a result, BFAC will not proceed with the Proposed Extension or the Redemption if BFAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Proposed Extension, after taking into account the Redemption.

Q.	Am I able to exercise my redemption rights in connection with an initial business combination?

A.

If you do not choose to exercise Redemption rights in connection with the Special Meeting, you may choose to exercise Redemption rights in connection with an initial business combination if you are a holder of Ordinary Shares as of the close of business on the record date for the Business Combination Special Meeting, and you will be able to vote to approve an initial business combination in the Business Combination Special Meeting, to be held at a later date. The Special Meeting relating to the Extension Amendment Proposal and Trust Agreement Amendment does not affect your right to elect to redeem your Public Shares in connection with an initial business combination, subject to any limitations set forth in the Articles of Association (including the requirement to submit any request for redemption in connection with an initial business combination on or before the date that is two business days before the special meeting of BFAC shareholders to vote on an initial business combination).

Q.	Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal or the Trust Agreement Amendment Proposal?

A.

Yes. Whether you vote for or against the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

•	entering a new vote by Internet or telephone;

•

sending a later-dated, signed proxy card addressed to BFAC’s Secretary located at 777 Brickell Ave. #500-97545, Miami, Florida 33131, so that it is received by BFAC’s Secretary on or before the Special Meeting; or

•	attending and voting, virtually via the Internet, during the Special Meeting.

You also may revoke your proxy by sending a notice of revocation to BFAC’s Secretary, which must be received by BFAC’s Secretary on or before the Special Meeting. Attending the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares and Founder Shares present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the Ordinary Shares and the Founder Shares and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of at least a majority of the votes cast by the holders of the Ordinary Shares and the Founder Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have no effect on outcome of any vote on the Extension Amendment Proposal.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. BFAC believes that all of the proposals presented to the shareholders at this Special Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal.

Q.	What constitutes a quorum at the Special Meeting?

A.	A quorum is the minimum number of BFAC shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares and the Founder Shares entitled to attend and vote at the Special Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?

A.

If you were a holder of record of Ordinary Shares on May 8, 2023, the Record Date for the Special Meeting, you may vote with respect to the proposals yourself at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on June 9, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com/batteryfutureacquisition/2023 and entering the voter control number included on your proxy card.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of BFAC and its shareholders. The Board unanimously recommends that BFAC shareholders vote “FOR” the Extension Amendment Proposal.

The Board has also determined that the Trust Agreement Amendment Proposal is in the best interests of BFAC and its shareholders. The Board unanimously recommends that BFAC shareholders vote “FOR” the Trust Agreement Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of BFAC and its shareholders. The Board unanimously recommends that BFAC shareholders vote “FOR” the Adjournment Proposal.

Q.	What interests do BFAC’s directors and officers have in the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

A.

BFAC’s directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares, Founder Shares and private placement warrants that may become exercisable in the future. See the section entitled “Special Meeting of BFAC Shareholders - Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Trust Agreement Amendment Proposal?

A.	No. There are no appraisal rights available to BFAC shareholders in connection with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Q.	If I own a public warrant, can I exercise redemption rights with respect to my public warrants?

A.

No. The holders of public warrants issued in connection with the IPO, which are exercisable for one share of Ordinary Shares at an exercise price of $11.50 per share of Ordinary Shares have no redemption rights with respect to such public warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Ordinary Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.	How are the funds in the Trust Account currently being held?

A.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Rule Proposals.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. As indicated above, we completed our IPO on December 17, 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination. We may be unable to complete the initial business combination within 24 months after the effective date of the registration statement for our IPO (assuming that we were to amend the Articles of Association to extend the amount of time we have to complete our initial business combination beyond the Termination Date). If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of December 31, 2022, amounts held in the Trust Account included approximately $5,075,607 of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we will, from and after the effectiveness of the Extension Amendment and the Trust Agreement Amendment, instruct the Trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing trust account until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in our Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future.

Q.	What do I need to do now?

A.

You are urged to read carefully and consider the information contained in this proxy statement, including Annexes A and B, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.

In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Proposed Extension, BFAC shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to BFAC to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated December 17, 2021, filed in connection with the IPO. However, BFAC will not proceed with the Proposed

Extension or the Redemption if BFAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Proposed Extension, after taking into account the Redemption.

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

In order to exercise your redemption rights, you must, prior to 4:30 p.m. New York Time on June 8, 2023 (two (2) business days before the special meeting), (i) submit a written request to the Trustee, that BFAC redeem your Public Shares for cash including the legal name, phone number, and address of the beneficial owner of the shares for which redemption is requested, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of BFAC’s transfer agent is listed under the question “Who can help answer my questions?” below. BFAC requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to BFAC’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and BFAC’s transfer agent will need to act to facilitate the request. It is BFAC’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because BFAC does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with BFAC’s consent, until the vote is taken with respect to an initial business combination. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

BFAC shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposal to approve the Extension Amendment at the Special Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Special Meeting?

A.

You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to BFAC shareholders for the Business Combination Special Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Special Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A.

BFAC will pay the cost of soliciting proxies for the Special Meeting. BFAC has engaged Morrow Sodali, LLC, to assist in the solicitation of proxies for the Special Meeting. BFAC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of BFAC may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Battery Future Acquisition Corp.

777 Brickell Ave. #500-97545

Miami, Florida 33131

You may also contact the proxy solicitor for BFAC at:

Morrow Sodali, LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: BFAC@investor.morrowsodali.com

To obtain timely delivery, BFAC shareholders must request the materials no later than June 5, 2023, or five (5) business days prior to the date of the Special Meeting. You may also obtain additional information about BFAC from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 4:30 p.m., New York Time, on June 8, 2023 (two business days before the Special Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

SPECIAL MEETING OF BFAC SHAREHOLDERS

This proxy statement is being provided to BFAC shareholders as part of a solicitation of proxies by the Board for use at the Special Meeting of BFAC shareholders to be held on June 12, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about May 22, 2023 to all shareholders of record of BFAC as of May 8, 2023, the record date for the Special Meeting. Shareholders of record who owned Ordinary Shares or Founder Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held at 11:00 a.m., New York Time on June 12, 2023 at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and via live webcast at visiting https://www.cstproxy.com/batteryfutureacquisition/2023. The Special Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Special Meeting

At the Special Meeting, BFAC shareholders will consider and vote on the following proposals:

•

Proposal No. 1—Extension Amendment Proposal—To amend BFAC’s Articles of Association to give the Company the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from June 17, 2023 to the Extended Date by depositing into the Trust Account, for each one-month extension, the Extension Payment;

•

Proposal No. 2—Trust Agreement Amendment Proposal—To amend BFAC’s Trust Agreement by and between the Company and the Trustee, to allow the Company to (i) extend the Combination Period up to twelve (12) times for an additional one (1) month each time from June 17, 2023 to the Extended Date by depositing into the Trust Account, for each one-month extension, the Extension Payment and (ii) provide that the Company shall hold the trust assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Extension Amendment and the Trust Agreement Amendment; and

•

Proposal No. 3—Adjournment Proposal—To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or where the board of directors of BFAC has determined it is otherwise necessary or desirable.

Voting Power; Record Date

As a shareholder of BFAC, you have a right to vote on certain matters affecting BFAC. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you own Ordinary Shares or Founder Shares at the close of business on May 8, 2023, which is the Record Date for the Special Meeting. You are entitled to one (1) vote for each Ordinary Share or Founder Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 43,125,000 issued and outstanding shares, of which 34,500,000 shares were held by holders of Public Shares and 8,625,000 Founder Shares were held by the Sponsor, Pala and Roth.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Special Meeting

The approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares and Founder Shares present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. One or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares and Founder Shares entitled to attend and vote at the Special Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares and Founder Shares present in person or represented by proxy at the Special Meeting and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares and Founder Shares present in person or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Trust Agreement Amendment Proposal and Adjournment Proposal.

It is possible that BFAC will not be able to complete its initial business combination on or before the Termination Date, Existing Extension Period or by the Extended Date if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If BFAC fails to complete its initial business combination on or before the Termination Date, Existing Extension Period or by the Extended Date if the Extension Amendment Proposal and the Trust Agreement Amendment are approved, BFAC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares—Shareholders of Record

If you are a BFAC shareholder of record, you may vote by mail, Internet or telephone. Each Ordinary Share or Founder Share that you own in your name entitles you to one (1) vote on each of the proposals for the Special Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares or Founder Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your

Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, ‘FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m., New York Time, June 9, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com/batteryfutureacquisition/2023 and entering the voter control number included on their proxy card.

Voting Your Shares—Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from BFAC. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Special Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Special Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Special Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to proxyservices@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC

Attn: Proxy Services Department

1 State Street, 30th Floor

New York, NY 10004

Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:30 p.m., New York Time, on June 5, 2023.

You will receive a confirmation of your registration by email after BFAC receives your registration materials. You may attend the Special Meeting by visiting https://www.cstproxy.com/batteryfutureacquisition/2023. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Special Meeting. Follow the instructions provided to vote. BFAC encourages you to access the Special Meeting prior to the start time leaving ample time for the check in.

Attending the Special Meeting

The Special Meeting will be held at 11:00 a.m., New York Time, on June 12, 2023 and virtually via live webcast on the Internet. You will be able to attend the Special Meeting in person at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and virtually by visiting https://www.cstproxy.com/batteryfutureacquisition/2023. In order to vote or submit a question during the Special Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Special Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Special Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify BFAC’s Secretary in writing to Battery Future Acquisition Corp., 777 Brickell Ave. #500-97545, Miami, Florida 33131, before the Special Meeting that you have revoked your proxy; or

•	you may attend the Special Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

BFAC intends to hold the Business Combination Special Meeting to approve an initial business combination at a future date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, LLC, BFAC’s proxy solicitor, at (800) 662-5200 or banks and brokers can call at (203) 658-9400 or email at BFAC@investor.morrowsodali.com.

Redemption Rights

In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Proposed Extension, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, BFAC will not proceed with the Proposed Extension or the Redemption if BFAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Proposed Extension, after taking into account the Redemption.

In order to exercise your Redemption rights you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•

on or before 4:30 p.m., New York Time, two business days before the Special Meeting, tender your shares physically or electronically and submit a request in writing, including the legal name, phone number, and address of the beneficial owner of the shares for which redemption is requested, that BFAC redeem your Public Shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

•	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $362 million as of the Record Date. Prior to their exercising Redemption rights, BFAC shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of BFAC, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved and the Sponsor, Pala and Roth do not elect to extend the Termination Date by further funding the Trust Account, BFAC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of BFAC’s warrants will expire worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal and the Trust Agreement Amendment Proposal does not affect the right of BFAC shareholders to elect to redeem their Public Shares in connection with an initial business combination, which is a separate and additional redemption right available to BFAC shareholders.

Appraisal Rights

There are no appraisal rights available to BFAC shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

BFAC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. BFAC has engaged Morrow Sodali, LLC to assist in the solicitation of proxies for the Special Meeting. BFAC and its directors, officers and employees may also solicit proxies on the Internet. BFAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

BFAC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. BFAC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to BFAC shareholders. Directors, officers and employees of BFAC who solicit proxies will not be paid any additional compensation for soliciting.

Our ability to complete an initial business combination with a U.S. target company may be impacted if such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), and ultimately prohibited.

We are a Cayman Islands exempted company. The Sponsor, which is a Delaware limited liability company, owns 5,573,899 Founder Shares. Although entities organized in non-U.S. jurisdictions such as the Cayman Islands are sometimes considered “foreign persons” under the regulations administered by CFIUS, we believe that neither we nor the Sponsor would be considered a foreign person because they are ultimately controlled and majority-owned by U.S. nationals.

In the event the Sponsor is considered a foreign person, however, we could also be considered a foreign person and would continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. We could likewise be considered a foreign person if a foreign investor acquires a significant interest in us and is viewed as having the ability to exercise control over us or under other, unforeseen circumstances. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination is with a U.S. business and falls within CFIUS’s jurisdiction, we may determine that it is required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to delay any such initial business combination or recommend that the U.S. President block the initial business combination or order us to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be impacted, and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar potential foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy, and we have limited time to complete an initial business combination. If we cannot complete an initial business combination within the timeframe permitted under our Articles of Association, whether or not the Extension Amendment Proposal is approved and adopted, because the review process extends beyond such timeframe or because the initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive the redemption value of their shares ($10.35 per share at December 31, 2022), and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in a combined company.

Interests of the Initial Shareholders

In considering the recommendation of our board to vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in an initial business combination that are different from, or in addition to, those of other shareholders generally. BFAC’s directors are aware of and considered these interests, among other matters, in evaluating an initial business combination, in recommending to shareholders that they approve an initial business combination and in agreeing to vote their shares in favor of an initial business combination. Shareholders should take these interests into account in deciding whether to approve an initial business combination. These interests include, among other things:

•

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and an initial business combination is not consummated by June 17, 2023, and the Sponsor, Pala and Roth do not elect to extend the Termination Date by further funding the Trust Account, BFAC will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding BFAC public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, Pala, Roth, and BFAC’s directors and officers would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $90,735,000 based upon the closing price of $10.52 per share on the NYSE on May 19, 2023.

•

Simultaneously with the consummation of the IPO, the Sponsor purchased 9,445,000 private placement warrants, Pala purchased 3,095,000 private placement warrants, Roth purchased 1,000,000 private placement warrants and Cantor purchased 2,760,000 private placement warrants each exercisable to purchase one Ordinary Share at $11.50 per share, at a price of $1.00 per warrant for an aggregate of $16,300,000 in connection with the private placement. Each private placement warrant is exercisable 30 days following the closing of an initial business combination for one Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by June 17, 2023 or up to December 17, 2023 (i.e. 24 months from the consummation of the IPO) to consummate an initial business combination subject to the Sponsor, Pala and Roth and/or their affiliates or designees depositing into the Trust Account additional funds of an aggregate of $3,450,000 ($0.10 for each Class A ordinary share outstanding) for each three-month extension, or up to an aggregate of $6,900,000 ($0.20 for each Class A ordinary share outstanding) for a full six-month extension, then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by the Sponsor, Pala, Roth and Cantor will be worthless. Such private placement warrants have an aggregate market value of approximately $1,467,000 based upon the closing price per warrant of $0.09 on the NYSE on May 19, 2023. The private placement warrants and Ordinary Shares underlying the private placement warrants will become worthless if we do not consummate an initial business combination by June 17, 2023 or up to December 17, 2023 (i.e. 24 months from the consummation of the IPO) to consummate an initial business combination subject to the Sponsor, Pala, Roth and/or their affiliates or designees depositing into the Trust Account additional funds of an aggregate of $3,450,000 ($0.10 for each Class A ordinary share outstanding) for each three-month extension, or up to an aggregate of

$6,900,000 ($0.20 for each Class A ordinary share outstanding) for a full six-month extension or such later date that may be approved by BFAC shareholders in accordance with the Articles of Association, such as the Extended Date. On the other hand, if an initial business combination is consummated, each outstanding private placement warrant will be converted into the right to acquire the same number of shares of the target, at the same exercise price and on the same terms as in effect immediately prior to the closing of an initial business combination.

•

The Sponsor, Pala, Roth and Cantor paid significantly less for their shares and private placement warrants than other current shareholders and holders of public warrants paid for their shares and public warrants purchased in the IPO or shares or warrants purchased in the open market thereafter. Prior to the consummation of the IPO, on August 4, 2021, the Sponsor purchased 7,187,500 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.003 per share. On November 21, 2021, the Sponsor surrendered 2,966,667 Founder Shares for cancellation for nominal consideration, and on December 14, 2021, BFAC effected a share capitalization with respect to 1,353,056 Founder Shares, resulting in the Sponsor holding 5,573,889 Founder Shares. Simultaneously with the consummation of the IPO, BFAC consummated the private placement of 16,300,000 private placement warrants and 3,051,111 Founder Shares to the Sponsor, Pala, Cantor and Roth, generating gross proceeds to BFAC of $16,300,000. In the private placement, the Sponsor purchased an aggregate of 9,445,000 private placement warrants, Pala purchased an aggregate of 3,095,000 private placement warrants and 2,751,111 Founder Shares, Cantor purchased an aggregate of 2,760,000 private placement warrants and Roth purchased an aggregate of 1,000,000 private placement warrants and 300,000 Founder Shares.

•

If BFAC is unable to complete an initial business combination within the required time period, the aggregate dollar amount of non-reimbursable funds (excluding any unpaid expenses incurred by the Sponsor and BFAC’s officers and directors and their affiliates) is $92,202,000, comprised of (a) $90,735,000 representing the market value of Founder Shares based upon the closing price of $10.52 per share on the NYSE on May 19, 2023 and (b) $1,467,000 representing the market value of private placement warrants based upon the closing price per warrant of $0.09 on the NYSE on May 19, 2023. Certain BFAC directors and executive officers have indirect economic interests in the private placement warrants and in the Founder Shares.

•	The Sponsor, Pala and Roth have agreed not to redeem any Ordinary Shares or Founder Shares, held by it in connection with a shareholder vote to approve a proposed initial business combination.

•

The Sponsor, Pala, Roth and BFAC’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if BFAC fails to complete an initial business combination by June 17, 2023 or up to December 17, 2023 (i.e. 24 months from the consummation of the IPO) to consummate an initial business combination subject to the Sponsor, Pala, Roth and/or their affiliates or designees depositing into the Trust Account additional funds of an aggregate of $3,450,000 ($0.10 for each Class A ordinary share outstanding) for each three-month extension, or up to an aggregate of $6,900,000 ($0.20 for each Class A ordinary share outstanding) for a full six-month extension.

•	The continued indemnification of BFAC’s existing directors and officers and the liability insurance maintained by BFAC.

•

The Articles of Association contains a waiver of the corporate opportunity doctrine, and there could have been business combination targets that have been appropriate for a combination with BFAC but were not offered due to a BFAC director’s duties to another entity. BFAC does not believe that the waiver of the corporate opportunity doctrine in its Articles of Association interferes with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and BFAC consummates an initial business combination, the officers and directors of BFAC may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 - THE EXTENSION AMENDMENT PROPOSAL

Overview

BFAC is proposing to amend its Articles of Association to extend the date by which BFAC has to consummate an initial business combination to the Extended Date so as to give BFAC additional time to complete an initial business combination and to allow for an Extension Payment that is substantially less than the $3,450,000 required under the Articles of Association for each Existing Extension Period. A copy of the proposed amended and restated Articles of Association of BFAC is attached to this proxy statement as part of Annex A.

BFAC intends to hold the Business Combination Special Meeting at a future date to approve an initial business combination. While BFAC is using its best efforts to complete an initial business combination on or before the Termination Date, the Board believes that it is in the best interests of BFAC shareholders that the Proposed Extension be obtained so that, in the event an initial business combination is for any reason not able to be consummated on or before the Termination Date or the Existing Extension Periods, BFAC can make Extension Payments substantially less than the $3,450,000 required under the Articles of Association for each three-month extension and have an additional amount of time to consummate an initial business combination beyond the Existing Extension Periods if necessary. Without the Proposed Extension, BFAC believes that there is significant risk that BFAC will not, despite its best efforts, be able to complete an initial business combination on or before the Termination Date or the Existing Extension Periods. If that were to occur, BFAC would be forced to liquidate even if BFAC shareholders are otherwise in favor of consummating an initial business combination.

On February 23, 2023, BFAC signed a non-binding letter of intent for a business combination with a company in the battery technology sector (“Target”). However, no assurances can be made that BFAC and Target will successfully negotiate and enter into a definitive agreement regarding a business combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions.

Articles of Association

BFAC believes that given BFAC’s expenditure of time, effort and money on an initial business combination, circumstances warrant ensuring that BFAC is in the best position possible to consummate an initial business combination and that it is in the best interests of BFAC shareholders that BFAC obtain the Proposed Extension if needed. BFAC believes an initial business combination will provide significant benefits to its shareholders.

As contemplated by the Articles of Association, the holders of the Ordinary Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Proposed Extension is implemented. However, BFAC will not proceed with the Proposed Extension or the Redemption if BFAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Proposed Extension, after taking into account the Redemption. You may elect to redeem your Public Shares in connection with the Special Meeting.

On the Record Date, the redemption price per Public Share was approximately $10.51 (which is expected to be the same approximate amount two (2) business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $362 million as of the Record Date (including interest not previously released to BFAC to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares on the NYSE on the Record Date was $10.49. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.02 more per share than if the Public Shares were sold in the open market. BFAC cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. BFAC believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if BFAC does not complete an initial business combination on or before the Termination Date (assuming no Existing Extension Periods).

Reasons for the Extension Amendment Proposal

BFAC has determined that there will not be sufficient time before June 17, 2023 (its current termination date) to hold a special meeting to obtain the requisite shareholder approval of, and to consummate, an initial business combination. Under the circumstances, the Sponsor and Pala want to pay an extension amount that is substantially less than the $3,450,000 for each of the two (2) three-month extensions provided by the Articles of Association and Trust Agreement, on a month-to-month and as-needed basis only. After consultation with the Sponsor and Pala, BFAC’s management has reasons to believe that, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Sponsor and Pala will extend to BFAC the lesser of (i) $0.03 for each Class A ordinary share not redeemed in connection with the Special Meeting, multiplied by the number of Public Shares then outstanding, and (ii) $250,000 (or pro rata portion thereof if less than a full month) (the “Extension Payment”) as a loan so the Company can deposit the funds into the Trust Account as the Extension Payment, upon advance notice prior to the applicable deadlines, and extend the Combination Period for an additional one (1) month period, up to twelve (12) times until the Extended Date. Each Extension Payment will be deposited in the Trust Account on or prior to the beginning of the additional extension period (or portion thereof). The Extension Payment(s) will be evidenced by an interest bearing, unsecured non-convertible promissory note to the Sponsor. If the Company does not consummate a business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The maximum aggregate amount of all Extension Payments will not exceed $3,000,000.

The Articles of Association currently provides that BFAC has until the Termination Date or up to December 17, 2023 (i.e. 24 months from the consummation of the IPO) to consummate an initial business combination subject to the Sponsor, Pala, Roth and/or their affiliates or designees depositing into the Trust Account additional funds of an aggregate of $3,450,000 ($0.10 for each Class A ordinary share outstanding) for each three-month extension, or up to an aggregate of $6,900,000 ($0.20 for each Class A ordinary share outstanding) for a full six-month extension, to complete an initial business combination. BFAC and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a business combination unless BFAC provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. While BFAC is using its best efforts to complete an initial business combination on or before the Termination Date, the Board believes that it is in the best interests of BFAC shareholders that the Proposed Extension be obtained so that, in the event the initial business combination is for any reason not able to be consummated on or before the Termination Date, BFAC can make Extension Payments substantially less than the $3,450,000 required under the Articles of Association for each three-month extension and have an additional amount of time to consummate an initial business combination beyond the Existing Extension Periods if necessary. Without the Proposed Extension, BFAC believes that there is significant risk that BFAC will not, despite its best efforts, be able to complete an initial business combination on or before the Termination Date or the Existing Extension Periods. If that were to occur, BFAC would be forced to liquidate even if BFAC shareholders are otherwise in favor of consummating the initial business combination.

The Extension Amendment Proposal is essential to allowing BFAC additional time to consummate an initial business combination in the event an initial business combination is for any reason not completed on or before the Termination Date or the Existing Extension Periods. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Proposed Extension. BFAC will not proceed with the Proposed Extension or the Redemption if BFAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Proposed Extension, after taking into account the Redemption.

BFAC believes that given BFAC’s expenditure of time, effort and money on an initial business combination, circumstances warrant ensuring that BFAC is in the best position possible to consummate an initial business combination and that it is in the best interests of BFAC shareholders that BFAC obtain the Proposed Extension if needed.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and the Sponsor, Pala and Roth do not elect to extend the Termination Date by further funding the Trust Account, or if BFAC is otherwise unable to consummate its initial business combination by the Termination Date, BFAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay BFAC’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of BFAC’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to BFAC’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor, Pala, Roth and BFAC’s officers and directors have waived their rights to participate in any liquidation distribution with respect to the 8,625,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to BFAC’s warrants, which will expire worthless in the event BFAC dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, BFAC intends to file the amended and restated Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. BFAC will then continue to attempt to consummate an initial business combination until the Extended Date. BFAC will remain a reporting company under the Exchange Act and its Units, Ordinary Shares and public warrants will remain publicly traded during this time.

You are not being asked to vote on an initial business combination at the Special Meeting. The vote by BFAC shareholders on an initial business combination will occur at a separate Business Combination Special Meeting of BFAC shareholders, to be held at a later date, and the solicitation of proxies from BFAC shareholders in connection with such separate Business Combination Special Meeting, and the related right of BFAC shareholders to redeem in connection with an initial business combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Special Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Proposed Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, BFAC will not proceed with the Proposed Extension or the Redemption if BFAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Proposed Extension, after taking into account the Redemption.

In order to exercise your redemption rights, you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•

on or before two business days before the Special Meeting, tender your shares physically or electronically and submit a request in writing that BFAC redeem your Public Shares for cash to the Trustee, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

•	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by BFAC’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $362 million as of the Record Date. Prior to their exercising redemption rights, BFAC shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of BFAC, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If BFAC does not consummate an initial business combination on or before the Termination Date, the Extension Amendment Proposal is not approved, and the Sponsor, Pala and Roth do not elect to extend the Termination Date by further funding the Trust Account, BFAC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of BFAC’s warrants will expire worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of BFAC shareholders to elect to redeem their Public Shares in connection with an initial business combination, which is a separate and additional redemption right available to BFAC shareholders. Shareholders of BFAC seeking to exercise their redemption rights in connection with an initial business combination should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus relating to the Business Combination Special Meeting.

Certain Material U.S. Federal Income Tax Consequences

The following discussion is a summary of certain United States federal income tax considerations for holders of our shares with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market tax accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies;

•	real estate investment trusts;

•	persons liable for alternative minimum tax;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transactions;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; or

•	passive foreign investment companies.

In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax.

In addition, this summary is limited to investors that hold our shares as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

We have not sought, and will not seek, a ruling from the IRS as to any United States federal income tax consequence described herein. The IRS may disagree with the tax consequences described herein, and no assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described herein. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations for U.S. Holders

This section is addressed to U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (a “Redeeming U.S. Holder”). For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its shares of the Company and is:

•	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Shares

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for United States federal income tax purposes (which we are likely to be, unless a “start-up” exception applies), then the tax consequences of the redemption will be as described in that discussion.

Subject to the preceding, a Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A non-U.S. corporation (i.e., a Cayman Islands company) will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. Holder who held our securities at any time that we were considered to be a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed above, under the heading “Redemption of Shares”); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

Under these special rules:

•

any gain or “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. H the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of ours that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the New York Stock Exchange, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (“Redeeming Non-U.S. Holders). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

•

such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a dividend rather than a sale will not be subject to United States federal income tax, unless the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States). Dividends that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to United States federal income tax at the same regular United States federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for United States federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Information Reporting and Backup Withholding

Dividend payments with respect to our Ordinary Shares and proceeds from the sale, exchange or redemption of our Ordinary Shares may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your Ordinary Shares.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares and the Founder Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Special Meeting. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Special Meeting in relation to Extension Amendment Proposal is as follows:

“RESOLVED, as a special resolution, that the Articles of Association of BFAC currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the Second Amended and Restated Articles of Association of BFAC (a copy of which is attached to the proxy statement for this Meeting as Annex A).”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT BFAC SHAREHOLDERS VOTE “FOR”

THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 - THE TRUST AGREEMENT AMENDMENT

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of December 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time, from June 17, 2023, by depositing into the Trust Account the lesser of (i) $0.03 for each Class A ordinary share not redeemed in connection with the Special Meeting, multiplied by the number of Public Shares then outstanding, and (ii) $250,000 (or pro rata portion thereof if less than a full month) (the “Extension Payment”), until the earlier of (a) the completion of a business combination and (b) the announcement of BFAC’s intention to wind up its operations and liquidate (as extended, the “Extended Date”). A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

The proposed Trust Agreement Amendment would also amend Section 1(c) of the Trust Agreement to amend the requirement that the assets held in Trust must be invested in government securities to allow the Company to hold the assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Extension Amendment and the Trust Agreement Amendment.

Reasons for the Trust Agreement Amendment

The purpose of the Trust Agreement Amendment is to give the Company the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time, from June 17, 2023 to the Extended Date, provided that the Extension Payment is deposited into the Trust Account on or prior to the date of the same applicable deadline.

The Articles of Association and Trust Agreement currently provide that the Company has the right to extend the Combination Period two (2) times for an additional three (3) months each time (each an “Existing Extension Period”) from June 17, 2023 (i.e., 18 months after the consummation of the IPO) up to December 17, 2023 (i.e., 24 months from the consummation of the IPO). BFAC has until June 17, 2023 to complete its initial business combination (the “Termination Date”). The only way to extend the Combination Period after June 17, 2023 without the need for a separate shareholder vote under the Articles of Association and the Trust Agreement is for the Sponsor, Pala and Roth, upon five (5) days’ advance notice prior to the applicable deadline, to deposit into the Trust Account $3,450,000, for one additional three-month extension or $6,900,000, for a six-month extension.

Under the circumstances, the Sponsor and Pala want to pay an extension amount that is substantially less than the $3,450,000 for each of the two (2) three-month extension provided by the Articles of Association and Trust Agreement, on a month-to-month and as-needed basis only. After consultation with the Sponsor and Pala, BFAC’s management has reasons to believe that, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Sponsor and Pala will extend to BFAC, for each one-month extension period, the lesser of (i) $0.03 for each Class A ordinary share not redeemed in connection with the Special Meeting, multiplied by the number of Public Shares then outstanding, and (ii) $250,000 (or pro rata portion thereof if less than a full month) (the “Extension Payment”) as a loan so the Company can deposit the funds into the Trust Account as the Extension Payment, upon advance notice prior to the applicable deadlines, and extend the Combination Period for an additional one (1) month period, up to twelve (12) times until the Extended Date. Each Extension Payment will be deposited in the Trust Account on or prior to the beginning of the additional extension period (or portion thereof). The Extension Payment(s) will be evidenced by an interest bearing, unsecured non-convertible promissory note to the Sponsor and Pala and will be repayable by the Company upon consummation of a business combination. If the Company does not consummate a business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The maximum aggregate amount of all Extension Payments will not exceed $3,000,000.

The Trust Agreement Amendment Proposal is essential to allowing BFAC additional time to consummate an initial business combination in the event an initial business combination is for any reason not completed on or before the Termination Date or the Existing Extension Periods. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Proposed Extension. BFAC will not proceed with the Proposed Extension or the Redemption if BFAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Proposed Extension, after taking into account the Redemption.

The amendment of Section 1(c) of the Trust Agreement ensures that the Company is not considered an investment company under the Investment Company Act upon consummation of the Proposed Extension.

If the Trust Agreement Amendment Is Not Approved

If the Trust Agreement Amendment is not approved, and we do not consummate an initial business combination by June 17, 2023, we will be required to either (i) dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the holders of Public Shares and our warrants to purchase Ordinary Shares will expire worthless, or (ii) extend the Combination Period for up to six months by depositing $3,450,000 to the Trust Account for each 3-month extension.

The Sponsor, Pala, Roth and BFAC’s officers and directors have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Agreement Amendment Is Approved

If the Extension Amendment and the Trust Agreement Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any Redemptions are made in connection with this Special Meeting, in connection with our completion of an initial business combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least sixty-five percent (65%) of the Company’s outstanding Ordinary Shares, including the Founder Shares, will be required to approve the Trust Agreement Amendment Proposal. Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT BFAC SHAREHOLDERS VOTE “FOR”

THE TRUST AGREEMENT AMENDMENT PROPOSAL.

PROPOSAL NO. 3 - THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to BFAC shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or where the board of directors of BFAC has determined it is otherwise necessary or desirable.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by BFAC shareholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or where the board of directors of BFAC has determined it is otherwise necessary or desirable or where the board of directors of BFAC has determined it is otherwise necessary or desirable.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is the affirmative vote of a majority of the votes cast by the holders of Ordinary Shares and the Founder Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Special Meeting. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT BFAC SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF BFAC AND CERTAIN INFORMATION ABOUT BFAC

General

BFAC is a blank check company incorporated on July 29, 2021 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On December 17, 2021, BFAC consummated the IPO of 34,500,000 BFAC Units including 4,500,000 Units that were issued pursuant to the underwriters’ exercise of their over-allotment option in full, at $10.00 per Unit, generating gross proceeds of $345,000,000. Simultaneously with the closing of the IPO, we completed the Private Placement where we sold 16,300,000 private placement warrants to the Sponsor, Pala, Roth and Cantor at a purchase price of $1.00 per warrant, generating total proceeds of $16,300,000. Each private placement warrant is exercisable for one Ordinary Share.

A total of $351,900,000 of the net proceeds from BFAC’s IPO, the private placement with the Sponsor, Roth, Pala, Cantor, and BFAC’s officers and directors prior to the IPO were deposited in the Trust account established for the benefit of the holders of Public Shares. BFAC is not permitted to withdraw any of the principal or interest held in the Trust Account, except for the withdrawal of interest to pay taxes and up to $100,000 of interests to pay dissolution expenses, as applicable, if any, until the earliest of (i) the completion of an initial business combination, (ii) the redemption of Public Shares if BFAC is unable to complete an initial business combination within the Combination Period, subject to applicable law, or (iii) the redemption of Public Shares properly submitted in connection with a shareholder vote to approve an amendment to the Articles of Association (A) to modify the substance or timing of BFAC’s obligation to allow redemption in connection with an initial business combination or to redeem 100% of Public Shares if BFAC has not consummated an initial business combination within the Combination Period or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of BFAC’s Ordinary Shares and Founder Shares as of May 19, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of BFAC’s Ordinary Shares and Founder Shares, by:

•	each person known by BFAC to be the beneficial owner of more than 5% of BFAC’s outstanding Ordinary Shares or Founder Shares;

•	each of BFAC’s executive officers and directors that beneficially owns shares of BFAC’s Ordinary Shares or Founder Shares; and

•	all BFAC’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership of the public shares is based on 34,500,000 public shares issued and outstanding as of May 19, 2023. Percentage ownership of the Founder Shares is based on 8,625,000 Founder Shares issued and outstanding as of May 19, 2023.

Voting power represents the combined voting power of Ordinary Shares or Founder Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares and Founder Shares vote together as a single class. The table below does not include the Ordinary Shares underlying the private placement warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, BFAC believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares or Founder Shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Class A Ordinary Shares	% of Total Class A Ordinary Shares	Founder Shares	% of Total Founder Shares
Directors and Officers
Simon Hay	—	—%	—	—%
Jessica Fung(3)	—	—%	—	—%
Erez Ichilov	—	—%	—	—%
Natalia Streltsova	—	—%	—	—%
Adrian Griffin	—	—%	—	—%
Greg Martyr	—	—%	—	—%
Kris Salinger	—	—%	—	—%
Josh Payne	—	—%	—	—%
Nick O’Loughlin	—	—%	—	—%
5% Shareholders
Battery Future Sponsor LLC (the Sponsor)(2)(3)	—	—%	5,573,889	64.6%
Pala Investments Limited(4)	—	—%	2,751,111	31.9%
Saba Capital Management, L.P.(5)	2,301,189	6.7%	—	—%

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the following is 777 Brickell Ave. #500-97545, Miami, Florida 33131.
(2)

Interests shown consist solely of Founder Shares. Such Founder Shares will automatically convert into Ordinary Shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

(3)

The Sponsor is the record holder of such shares. Battery Future Manager LLC is the manager of the Sponsor. Kristopher Salinger is the sole member of Battery Future Manager LLC and has voting and investment discretion with respect to the Ordinary Shares held of record by the Sponsor. Mr. Salinger disclaims any beneficial ownership of the shares held by the Sponsor, except to the extent of his pecuniary interest therein.

(4)

Pala is the record holder of the shares reported herein. Pala’s investment committee has voting and investment discretion with respect to the Ordinary Shares held of record by Pala. The three investment committee members are John Nagulendran, Evgeni Iorich and Stephen Gill. Each of Mr. Nagulendran, Mr. Iorich and Mr. Gill disclaims any beneficial ownership of the shares held by Pala, except to the extent of his pecuniary interest therein. The address of the investment committee members is c/o Pala Investments Limited, Gotthardstrasse 26, 6300 Zug, Switzerland.

(5)

According to a Schedule 13G/A filed with the SEC on February 14, 2023, on behalf of Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein, the aforementioned persons have beneficial ownership of the securities reported above and the business address of each person is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

HOUSEHOLDING INFORMATION

Unless BFAC has received contrary instructions, BFAC may send a single copy of this proxy statement to any household at which two or more shareholders reside if BFAC believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce BFAC’s expenses. However, if shareholders prefer to receive multiple sets of BFAC’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of BFAC’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact BFAC at the following address:

Battery Future Acquisition Corp.

777 Brickell Ave. #500-97545

Miami, Florida 33131

+61 460-646-788

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

BFAC files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. BFAC’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of BFAC’s filings with the SEC (excluding exhibits) at no cost by contacting BFAC at the address and/or telephone number below.

If you would like additional copies of this proxy statement or BFAC’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Special Meeting, you should contact BFAC at the following address:

Battery Future Acquisition Corp.

777 Brickell Ave. #500-97545

Miami, Florida 33131

+61 460-646-788

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from BFAC’s proxy solicitation agent at the following address, telephone number and e-mail address:

Morrow Sodali, LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: BFAC@investor.morrowsodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a BFAC shareholder and would like to request documents, please do so by June 5, 2023, five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from BFAC, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

BATTERY FUTURE ACQUISITION CORP.

(ADOPTED BY SPECIAL RESOLUTION ON JUNE [ ], 2023)

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

BATTERY FUTURE ACQUISITION CORP.

(ADOPTED BY SPECIAL RESOLUTION ON JUNE [ ], 2023)

1	The name of the Company is Battery Future Acquisition Corp.

2

The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4	The liability of each Member is limited to the amount unpaid on such Member’s shares.

5

The share capital of the Company is US$22,100 divided into 200,000,000 Class A ordinary shares of a par value of US$0.0001 each, 20,000,000 Class B ordinary shares of a par value of US$0.0001 each and 1,000,000 preference shares of a par value of US$0.0001 each.

6

The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7

Capitalised terms that are not defined in this Amended and Restated Memorandum of Association bear the respective meanings given to them in the Amended and Restated Articles of Association of the Company.

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

BATTERY FUTURE ACQUISITION CORP.

(ADOPTED BY SPECIAL RESOLUTION DATED JUNE [ ], 2023)

1	Interpretation

1.1	In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Affiliate” in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

“Applicable Law” means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

“Articles” means these amended and restated articles of association of the Company.

“Audit Committee” means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Auditor” means the person for the time being performing the duties of auditor of the Company (if any).

“Business Combination” means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) as long as the securities of the Company are listed on the New York Stock Exchange, must occur with one or more target businesses that together have an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the signing of the definitive agreement to enter into such Business Combination; and (b) must not be solely effectuated with another blank cheque company or a similar company with nominal operations.

“business day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.

“Clearing House” means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

“Class A Share” means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Class B Share” means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Company” means the above named company.

“Company’s Website” means the website of the Company and/or its web-address or domain name (if any).

“Compensation Committee” means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Designated Stock Exchange” means any United States national securities exchange on which the securities of the Company are listed for trading, including the New York Stock Exchange.

“Directors” means the directors for the time being of the Company.

“Dividend” means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.

“Electronic Communication” means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

“Electronic Record” has the same meaning as in the Electronic Transactions Act.

“Electronic Transactions Act” means the Electronic Transactions Act (As Revised) of the Cayman Islands.

“Equity-linked Securities” means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Founders” means all Members immediately prior to the consummation of the IPO.

“Independent Director” has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.

“IPO” means the Company’s initial public offering of securities.

“Member” has the same meaning as in the Statute.

“Memorandum” means the amended and restated memorandum of association of the Company.

“Nominating and Corporate Governance Committee” means the nominating and corporate governance committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Officer” means a person appointed to hold an office in the Company.

“Ordinary Resolution” means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Over-Allotment Option” means the option of the Underwriters to purchase up to an additional 15 per cent of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.

“Preference Share” means a preference share of a par value of US$0.0001 in the share capital of the Company.

“Public Share” means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.

“Redemption Notice” means a notice in a form approved by the Company by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.

“Register of Members” means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.

“Registered Office” means the registered office for the time being of the Company.

“Representative” means a representative of the Underwriters.

“Seal” means the common seal of the Company and includes every duplicate seal.

“Securities and Exchange Commission” means the United States Securities and Exchange Commission.

“Share” means a Class A Share, a Class B Share or a Preference Share and includes a fraction of a share in the Company.

“Special Resolution” subject to Article 29.4, has the same meaning as in the Statute, and includes a unanimous written resolution.

“Sponsor” means Battery Future Sponsor LLC, a Delaware limited liability company, and its successors or assigns.

“Statute” means the Companies Act (As Revised) of the Cayman Islands.

“Tax Filing Authorised Person” means such person as any Director shall designate from time to time, acting severally.

“Treasury Share” means a Share held in the name of the Company as a treasury share in accordance with the Statute.

“Trust Account” means the trust account established by the Company upon the consummation of the IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

“Underwriter” means an underwriter of the IPO from time to time and any successor underwriter.

1.2	In the Articles:

(a)	words importing the singular number include the plural number and vice versa;

(b)	words importing the masculine gender include the feminine gender;

(c)	words importing persons include corporations as well as any other legal or natural person;

(d)	“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)	“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)

any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)

the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)	headings are inserted for reference only and shall be ignored in construing the Articles;

(j)	any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)

any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)	sections 8 and 19(3) of the Electronic Transactions Act shall not apply;
(m)

the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)	the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2	Commencement of Business

2.1	The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2	The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3	Issue of Shares and other Securities

3.1

Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Ordinary Share Conversion set out in the Articles.

3.2

The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3

The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the Securities and Exchange Commission and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

3.4	The Company shall not issue Shares to bearer.

4	Register of Members

4.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2

The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5	Closing Register of Members or Fixing Record Date

5.1

For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2

In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3

If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6	Certificates for Shares

6.1

A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2

The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3

If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4

Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5

Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7	Transfer of Shares

7.1

Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options, warrants or units issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such right, option, warrant or unit.

7.2

The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8	Redemption, Repurchase and Surrender of Shares

8.1

Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;

(b)

Class B Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Founders will own 20 per cent of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)	Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Business Combination Article hereof.

8.2

Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

8.3	The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4	The Directors may accept the surrender for no consideration of any fully paid Share.

9	Treasury Shares

9.1	The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2	The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10	Variation of Rights of Shares

10.1

Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two-thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of the Class B Ordinary Share Conversion Article hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class), or with the approval of a resolution passed by a majority of not less than two-thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one-third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2

For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights.

11	Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

12	Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

13	Lien on Shares

13.1

The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2

The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3

To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4

The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

14	Call on Shares

14.1

Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2	A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4

If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5

An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6	The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7

The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8

No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15	Forfeiture of Shares

15.1

If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2

If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3

A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4

A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5

A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6

The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16	Transmission of Shares

16.1

If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2

Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

16.3

A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17	Class B Ordinary Share Conversion

17.1

The rights attaching to the Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters (subject to the Variation of Rights of Shares Article and the Appointment and Removal of Directors Article hereof) with the exception that the holder of a Class B Share shall have the conversion rights referred to in this Article.

17.2

Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) automatically on the day of the consummation of a Business Combination (or such earlier date as the Directors may determine, but only if such conversion is effected solely in furtherance of the consummation of the Business Combination and does not result in the Class B Shares being treated as Public Shares for purposes of determining redemption rights hereunder).

17.3

Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the consummation of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the consummation of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor or its Affiliates upon conversion of working capital loans made to the Company.

17.4

Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.

17.5

The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of Shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

17.6

Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

17.7

References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

17.8	Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one.

18	Amendments of Memorandum and Articles of Association and Alteration of Capital

18.1	The Company may by Ordinary Resolution:

(a)	increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)

by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)

cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2

All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

18.3	Subject to the provisions of the Statute, and the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution and Article 29.4, the Company may by Special Resolution:

(a)	change its name;

(b)	alter or add to the Articles;

(c)	alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)	reduce its share capital or any capital redemption reserve fund.

19	Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

20	General Meetings

20.1	All general meetings other than annual general meetings shall be called extraordinary general meetings.

20.2

The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

20.3

The Directors, the chief executive officer or the chairman of the board of Directors may call general meetings, and, for the avoidance of doubt, Members shall not have the ability to call general meetings.

20.4

A Members’ requisition is a requisition of Members holding at the date of deposit of the requisition not less than ten per cent in par value of the issued Shares which as at that date carry the right to vote at general meetings of the Company.

20.5

The Members’ requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

20.6

If there are no Directors as at the date of the deposit of the Members’ requisition or if the Directors do not within twenty-one days from the date of the deposit of the Members’ requisition duly proceed to convene a general meeting to be held within a further twenty-one days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of the requisitionists, may themselves convene a general meeting, but any meeting so convened shall be held no later than the day which falls three months after the expiration of the said twenty- one day period.

20.7	A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

20.8

Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

21	Notice of General Meetings

21.1

At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)

in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the Shares giving that right.

21.2

The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

22	Proceedings at General Meetings

22.1

No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

22.2

A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3

A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4

If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

22.5

The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

22.6

If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

22.7

The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8

When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9

If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

22.10	A resolution put to the vote of the meeting shall be decided on a poll.

22.11	A poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

22.12

A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.13	In the case of an equality of votes the chairman shall be entitled to a second or casting vote.

23	Votes of Members

23.1

Subject to any rights or restrictions attached to any Shares, including as set out at Article 29.4, every Member present in any such manner shall have one vote for every Share of which he is the holder.

23.2

In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3

A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

23.4

No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

23.5

No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

23.6

Votes may be cast either personally or by proxy (or in the case of a corporation or other non- natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7

A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

24	Proxies

24.1

The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2

The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

24.3

The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

24.4

The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5

Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

25	Corporate Members

25.1

Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

25.2

If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

26	Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

27	Directors

27.1	There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

27.2

The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand appointed for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to succeed those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Except as the Statute or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. A Director appointed to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been appointed and qualified.

28	Powers of Directors

28.1

Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

28.2

All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

28.3

The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

28.4

The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

29	Appointment and Removal of Directors

29.1

Prior to the consummation of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the consummation of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

29.2

The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

29.3	After the consummation of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

29.4

Prior to the consummation of a Business Combination, Article 29.1 may only be amended by a Special Resolution passed by at least 90% of such Member as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a Special Resolution has been given, or by way of unanimous written resolution.

30	Vacation of Office of Director

The office of a Director shall be vacated if:

(a)	the Director gives notice in writing to the Company that he resigns the office of Director; or

(b)

the Director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or

(c)	the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)	the Director is found to be or becomes of unsound mind; or

(e)

all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

31	Proceedings of Directors

31.1	The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

31.2

Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.

31.3

A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

31.4

A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

31.5

A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

31.6

The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

31.7

The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

31.8

All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31.9

A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

32	Presumption of Assent

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

33	Directors’ Interests

33.1

A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

33.2

A Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

33.3

A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

33.4

No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

33.5

A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

34	Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.

35	Delegation of Directors’ Powers

35.1

The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.2

The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.3

The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

35.4

The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

35.5

The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

35.6

The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the

Directors may think fit. Unless otherwise specified in the terms of his appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

36	No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

37	Remuneration of Directors

37.1

The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

37.2

The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

38	Seal

38.1

The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

38.2

The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

38.3

A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

39	Dividends, Distributions and Reserve

39.1

Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

39.2

Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

39.3	The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

39.4

The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

39.5

Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

39.6

The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

39.7

Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

39.8	No Dividend or other distribution shall bear interest against the Company.

39.9

Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

40	Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

41	Books of Account

41.1

The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

41.2

The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

41.3

The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

42	Audit

42.1	The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

42.2

Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

42.3

If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

42.4	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

42.5

If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

42.6

Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

42.7

Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

42.8

Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.

42.9

The Audit Committee shall monitor compliance with the terms of the IPO and, if any non- compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

42.10

At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

43	Notices

43.1

Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

43.2	Where a notice is sent by:

(a)

courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)

post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)

cable, telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)

e-mail or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

(e)	placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

43.3

A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

43.4

Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

44	Winding Up

44.1

If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)

if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)

if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

44.2

If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

45	Indemnity and Insurance

45.1

Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

45.2

The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

45.3

The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

45.4

The Directors, on behalf of the Company, may determine, on a case by case basis, to treat an advisor of the Company as an Indemnified Person and to provide such advisor(s) with the indemnification and insurance coverage as set forth in this Section 45.

46	Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

47	Transfer by Way of Continuation

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

48	Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

49	Business Combination

49.1

Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

49.2	Prior to the consummation of a Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)

provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

49.3

If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

49.4

At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.

49.5

Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).

49.6

A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

49.7

The Directors, at the request of the Sponsor, may extend the 18 month period of time to consummate a Business Combination up to twelve times, each by an additional one month (for a total of up to 30 months to complete a Business Combination), provided that (i) the Founders (or their affiliates or permitted designees) (the “Lenders”), upon five business days of advance notice prior to the applicable deadline, deposit into the Trust Account the lesser of (i) $0.03 for each Class A Share not redeemed in connection with the extraordinary general meetings, multiplied by the number of Public Shares then outstanding, and (ii) $250,000 (or pro rata portion thereof if less than a full month) on or prior to the date of the applicable deadline, for each one-month extension in exchange for interest bearing, unsecured non-convertible promissory notes and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the redemption of the Public Shares in accordance with article 49.5. If the Company completes its initial Business Combination, it will, at the option of each Lender, repay the amounts loaned under the promissory note(s) out of the proceeds of the Trust Account released to it or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of US$1.00 per warrant, which warrants will be identical to the private placement warrants issued to the Sponsor. If the Company does not complete a Business Combination by the applicable deadline, the loans will be repaid only from funds held outside of the Trust Account.

49.8

In the event that the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 30 months, if such date is extended as described in Article 49.7 above) the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)

and as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.9	In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 30 months, if such date is extended as described in Article 49.7 above), or such later time as the Members may approve in accordance with the Articles; or

(b)

with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

49.10

A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

49.11

After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)

vote as a class with Public Shares on a Business Combination or on any other proposal presented to Members prior to or in connection with the consummation of a Business Combination or to approve an amendment to the Memorandum or Articles.

49.12	The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)	any Director or Officer and any Affiliate of such Director or Officer.

49.13

A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

49.14

As long as the securities of the Company are listed on the New York Stock Exchange, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination.

A Business Combination must not be solely effectuated with another blank cheque company or a similar company with nominal operations.

49.15

The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to consummate a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of the United States Financial Industry Regulatory Authority or an independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

50	Certain Tax Filings

Each Tax Filing Authorised Person and any such other person, acting alone, as any Director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

51	Business Opportunities

51.1

To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

51.2

Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

51.3

To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

ANNEX B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of             , 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Battery Future Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 14, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(c) of the Trust Agreement sets forth the manner in which the funds held in trust by the Trustee may be held;

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of the Company held on June 12, 2023 (the “Special Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s amended and restated memorandum and articles of association (the “A&R Articles of Association”) giving the Company the right to extend the date by which it has to consummate a business combination on a month-to-month basis (each a “Monthly Extension”) beginning on June 17, 2023 until the earlier of (a) the completion of a business combination and (b) the announcement of the Company’s intention to wind up its operations and liquidate; and (ii) a proposal to amend the Trust Agreement requiring the Company to deposit into the Trust Account, for each Monthly Extension that is exercised, the lesser of (a) $0.03 for each Class A ordinary share not redeemed in connection with the Special Meeting, multiplied by the number of Public Shares then outstanding, and (b) $250,000 (or pro rata portion thereof if less than a full month) (such amount, the “Monthly Extension Amount”); and

NOW THEREFORE, IT IS AGREED:

1. Section 1(c) of the Trust Agreement is hereby amended and restated in its entirety as follows: “(c) The Trustee will hold the Property in Trust entirely in cash in an interest-bearing demand deposit account at a bank.”

2. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by (A) the date that is 18 months after the closing of the IPO (“Closing”), or (B) if the President, Chief Executive Officer or Chairman of the Board extends the time to complete the Business Combination by one (1) month, the date that is 19 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 18 months after the Closing, or (C) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 20 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 19 months after the Closing, or (D) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is

21 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 20 months after the Closing; or I if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 22 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 21 months after the Closing; or (F) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 23 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 22 months after the Closing; or (G) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 24 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 23 months after the Closing; or (H) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 25 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 24 months after the Closing; or (I) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 26 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 25 months after the Closing; or (J) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 27 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 26 months after the Closing; or (K) if the President, Chief Executive Officer or Chairman of the Boards further extends the time to complete the Business Combination by an additional 1-month period, the date that is 28 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 27 months after the Closing; or (L) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 29 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 28 months after the Closing; or (M) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 30 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 29 months after the Closing; but if the Company has not completed the Business Combination within the applicable monthly anniversary of the Closing (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date. For example, if during the 12-month period spanning 18 months and 30 months after the Closing, the Company does not deposit the Monthly Extension Amount into the Trust Account by the last day of the 10th month, then the Last Date shall be the last day of the 10th month. The form of any extension contemplated by this Section 1(i) shall be in substantially the form attached hereto as Exhibit E.

3. Exhibit E of the Trust Agreement is hereby amended and restated in its entirety as follows:

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: [Francis Wolf & Celeste Gonzalez]

Re: Trust Account No. [        ] Extension Letter

Dear [Mr. Wolf and Ms. Gonzalez]:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Battery Future Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of December 14, 2021 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from              to              (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Monthly Extension Amount, which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,

BATTERY FUTURE ACQUISITION CORP.

By:
Name:
Title:

cc: Cantor Fitzgerald & Co.

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name: Francis Wolf
Title: Vice President

BATTERY FUTURE ACQUISITION CORP.

By:
Name: Greg Martyr
Title: Chief Executive Officer

PROXY CARD

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

BATTERY FUTURE ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Greg Martyr and Kristopher Salinger (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting of shareholders of Battery Future Acquisition Corp. to be held on June 12, 2023 at 11:00 a.m., New York Time, at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and via live webcast at visiting https://www.cstproxy.com/batteryfutureacquisition/2023 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

BATTERY FUTURE ACQUISITION CORP. - THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.		Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal - “RESOLVED, as a special resolution, that the Articles of Association of BFAC currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the Second Amended and Restated Articles of Association of BFAC (a copy of which is attached to the proxy statement for this Meeting as Annex A).”

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Trust Agreement Amendment Proposal - To approve an amendment to the Company’s Investment Management Trust Agreement, dated December 14, 2021, by and between BFAC and Continental Stock Transfer & Trust Company, allowing BFAC to (1) extend the Business Combination Period up to twelve times for an additional one (1) month each time, from June 17, 2023 to June 17, 2024, by depositing into the trust account the lesser of (i) $0.03 for each Class A ordinary share not redeemed in connection with the Special Meeting, multiplied by the number of public shares then outstanding, and (ii) $250,000 (or pro rata portion thereof if less than a full month), until the earlier of (a) the completion of a business combination and (b) the announcement of BFAC’s intention to wind up its operations and liquidate and (2) provide that the Company shall hold the trust assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Extension Amendment and the Trust Agreement Amendment.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Adjournment Proposal - To adjourn the special meeting of BFAC shareholders to a later date or dates, if necessary, to permit further solicitation and vote of Proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Amendment Proposal or where the board of directors of BFAC has determined it is otherwise necessary or desirable.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:          , 2023

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED